UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 20, 2004
                                                          --------------

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Florida                      1-13219               65-0039856
   ----------------------------          -----------         ----------------
   (State or other jurisdiction          (Commission         (I.R.S. Employer
        of incorporation)                File Number)        Identification No.)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)

       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events

The news release of the Registrant dated April 20, 2004, announcing the entry by Ocwen Federal Bank FSB into a supervisory agreement on best practices with the Office of Thrift Supervision is attached hereto and filed herewith as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         99.1     Text of press release dated April 20, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          OCWEN FINANCIAL CORPORATION
                                          ---------------------------
                                          (Registrant)


                                          By: /s/ WILLIAM C. ERBEY
                                              ----------------------------------
                                              William C. Erbey
                                              Chief Executive Officer

Date:    April 20, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description                                               Page
-----------       -----------                                               ----

   99.1           News release of Ocwen Financial Corporation,                5
                  dated April 20, 2004, announcing entry into supervisory agreement on best practices